SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2001

                       THE LANGER BIOMECHANICS GROUP, INC.
             (Exact name of registrant as specified in its charter)


         New York                      0-12991                 11-2239561
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(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)


   450 Commack Road, Deer Park, New York                      11729
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:     (631) 667-1200
                                                   -----------------------------

                                 Not Applicable
          (Former Name or Former Address, if Changes Since Last Report)


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Item 1.  Changes in Control of Registrant.

      (a) On December 28, 2000, The Langer Biomechanics Group, Inc. (the "Company"), OrthoStrategies, Inc., and OrthoStrategies Acquisition Corp. entered into a Tender Offer Agreement (the "Tender Offer Agreement") pursuant to which OrthoStrategies, Inc., through its wholly owned subsidiary, OrthoStrategies Acquisition Corp., or its designees, agreed to purchase up to 75% of the outstanding shares of common stock, par value $.02 per share ("Common Stock"), of the Company (the "Tender Offer Shares"), at a price of $1.525 per share, pursuant to a cash tender offer (the "Tender Offer"). Reference is made to the Company's form 8-K filed on January 5, 2001 (the "January 8-K"). Simultaneously with the execution of the Tender Offer Agreement, OrthoStrategies, Inc., Andrew
H. Meyers, Warren B. Kanders and Greg Nelson entered into a letter agreement pursuant to which Andrew H. Meyers, Warren B. Kanders, and Greg Nelson individually agreed to provide the funds necessary to purchase the Tender Offer Shares or in the alternative, to individually purchase directly a portion of the Tender Offer Shares. Subsequently, OrthoStrategies, Inc. and OrthoStrategies Acquisition Corp. assigned their rights to purchase the Tender Offer Shares to Andrew H. Meyers, Greg Nelson, and Warren B. Kanders, who assigned his rights to Langer Partners, LLC, a limited liability company of which Mr. Kanders is the sole voting member. Simultaneously, with the execution of the Tender Offer Agreement, OrthoStrategies, Inc., OrthoStrategies Acquisition Corp. and certain shareholders of the Company, including all of the then directors of the Company, the chief executive officer of the Company, and a non-affiliated significant shareholder, agreed to tender pursuant to the Tender Offer all of the shares of Common Stock held by them pursuant to a Shareholders Agreement (the "Shareholders Agreement").

      On February 13, 2001, Andrew H. Meyers, Greg Nelson, and Langer Partners, LLC, and its designees, purchased an aggregate of 1,362,509 shares of Common
Stock tendered in the Tender Offer, which amount constitutes more than 50% of the outstanding Common Stock of Langer. Mr. Meyers, Mr. Nelson and Langer Partners, LLC have disclaimed acting as a group. The aggregate purchase price paid by Andrew H. Meyers, Greg Nelson, and Langer Partners, LLC was $1,921,513 and was funded through working capital or personal funds. None of such funds were derived from borrowed money. Pursuant to the terms of the Tender Offer Agreement, in connection with the closing of the Tender Offer, the Company granted to Andrew H. Meyers, Greg Nelson, Langer Partners, LLC, and Jonathan Foster options to purchase 466,384, 59,961, 824,475, and 49,180 shares of Common Stock, respectively (the "Options"). The Options will be exercisable until August 12, 2001. The exercise price of the Options initially is $1.525 per share; increases to $1.550 per share on May 15, 2001, increases to $1.575 per share on June 14, 2001, and to $1.60 per share on July 14, 2001. The form of option agreement is attached hereto as exhibit 99.2.

      Upon the consummation of the purchase of the Tender Offer Shares, pursuant to the terms of a resignation agreement, dated December 28, 2000 (the "Resignation Agreement"), all of the directors of the Company resigned, having appointed Andrew H. Meyers, Greg Nelson, Jonathan Foster, Burtt Ehrlich, and Arthur Goldstein as their successors, effective upon such resignations. At the first meeting of the new directors, Andrew H. Meyers, who had been an employee of the Company and "observer" to the Board, was


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elected  president  and chief  executive  officer of the  Company.  The  Company entered into an employment agreement with Mr. Meyers expiring December 31, 2003 providing that Mr. Meyers shall serve as President and Chief Executive Officer of the Company, shall receive a base salary of $175,000 per year, subject to annual review, and shall be eliible to receive an annual bonus pursuant to a bonus program to be adopted by the Compensation Committee of the Board of Directors, and such other benefits as are typical to executive employment agreements. Mr. Meyers had previously been granted options to purchase 175,000 shares of Common Stock at a price of $1.525 per share pursuant to the Company's 1992 Stock Option Plan. The descriptions set forth herein are qualified in their entirety by reference to the Tender Offer Agreement, the Shareholders Agreement and the Resignation Agreement, which are annexed as Exhibits 10.1, 10.2 and 10.3, respectively, to the Company's January 8-K.

Item 5.  Other Events and Regulation FD Disclosure.

      The Company's commercial credit facility expired upon the consummation of the Tender Offer, provided, however the Company's commercial lender agreed to keep in place a letter of credit in the approximate amount of $90,000 until February 28, 2001. In connection with the execution of the Tender Offer Agreement, Andrew H. Meyers, currently president and CEO of the Company, agreed that if the Company was unable to replace such credit facility upon the closing of the Tender Offer, Mr. Meyers would loan the Company $500,000, bearing interest at the rate of prime plus 1%, which the Company believed was comparable to the terms available from a third party commercial lender. Upon the consummation of the Tender Offer, pursuant to such commitment, Mr. Meyers loaned to the Company $500,000, which loan is evidenced by a promissory note in favor of Mr. Meyers. The loan bears interest at a rate of prime rate plus 1%, is unsecured, and is payable on the earlier of August 31, 2001 or the closing by the Company of a debt financing with a commercial lending institution in an amount of at least $1,000,000. The Company believes the terms of this loan are comparable to the terms that are available from an independent third party.

Item 7.  Financial Statements and Exhibits

Exhibit Number    Description

10.1              Employment Agreement with Andrew H. Meyers

99.1              Promissory Note to Andrew H. Meyers dated February 13, 2001

99.2              Form of Option Agreement


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE LANGER BIOMECHANICS GROUP, INC.

Dated: February 28, 2001   By:  /s/ Andrew H. Myers
                              -------------------------------------------
                                 Name: Andrew H. Myers
                                 Title: President


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                                  EXHIBIT INDEX

                                   Description

Exhibit Number    Description

10.1              Form of Employment Agreement with Andrew H. Meyers

99.1              Promissory Note to Andrew H. Meyers dated February 13, 2001

99.2              Form of Option Agreement